Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

by and between

Kien Huat Realty III Limited

and

Empire Resorts, Inc.

_____________________

Dated as of August 19, 2009

TABLE OF CONTENTS

i

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of August 19, 2009, by and between Kien Huat Realty III Limited, an Isle of Man corporation (the “Investor”), and Empire Resorts, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company and the Investor are parties to that certain Investment Agreement, dated August 19, 2009 (the “Investment Agreement”), pursuant to which the Company has agreed to issue an aggregate of up to 34,506,040 shares of common stock, par value $.01 per share (the “Company Shares”) in exchange for the Purchase Price (as defined in the Investment Agreement); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Investment Agreement, the parties desire to enter into this Agreement in order to create certain registration rights for the Investor as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

SECTION 1

CERTAIN DEFINITIONS

1.1           As used in this Agreement, the terms below shall have the meanings specified below:

“Adverse Effect” shall have the meaning specified in Section 2(d).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person.  For purposes of this definition, “control” (including, with correlative meaning, the terms “controlling” and “controlled”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning specified in the preamble to this Agreement.

“Availability Default” shall have the meaning specified in Section 2(g).

“beneficially own” means, with respect to any Person, securities of which such Person or any of such Person’s Affiliates, directly or indirectly, has “beneficial ownership” as determined pursuant to Rule 13d-3 and Rule 13d-5 of the Exchange Act, including securities beneficially owned by others with whom such Person or any of its Affiliates has agreed to act together for the purpose of acquiring, holding, voting or disposing of such securities; provided that a Person shall not be deemed to “beneficially own” (a) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates until such tendered securities are accepted for payment, purchase or exchange; (b) any security as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding:  (i) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act; and (ii) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report).

“Business Day” means a day other than a Saturday, a Sunday or a day on which commercial banking institutions in the State of New York are authorized or obligated by law to close.

“Company” shall have the meaning specified in the preamble to this Agreement.

“Company Shares” shall have the meaning specified in the first recital to this Agreement.

“Effectiveness Default” shall have the meaning specified in Section 2(g).

“Exchange Act” means the Securities Exchange Act of 1934 and the rules promulgated by the SEC thereunder.

“Filing Default” shall have the meaning specified in Section 2(g).

“FINRA” means the Financial Industry Regulatory Authority created in July 2007 through the consolidation of the National Association of Securities Dealers and the member regulation, enforcement and arbitration functions of the NYSE.

“Form S-3” means a registration statement on Form S-3 under the Securities Act or such successor forms thereto permitting registration of securities under the Securities Act.

“Governmental Entity” means any federal, state, local or foreign court, government or political subdivision or department thereof, or any governmental administrative or regulatory body.

“Holdback Agreement” shall have the meaning specified in Section 5.

“Holdback Period” shall have the meaning specified in Section 5.

“Indemnified Party” shall have the meaning specified in Section 8(c).

“Indemnifying Party” shall have the meaning specified in Section 8(c).

“Initial Registration Request” shall have the meaning specified in Section 2(a).

“Investor” shall have the meaning specified in the preamble to this Agreement.  References herein to the Investor shall apply to Permitted Transferees who obtains the rights of the Investor pursuant to Section 10, provided that (a) all obligations of the Investor and its Permitted Transferees hereunder shall be several, and not joint and several; and (b) for purposes of all thresholds and limitations herein, the actions of the Investor and any Permitted Transferees shall be aggregated.

“Investment Agreement” means the agreement specified in the first recital hereto, as such agreement may be amended, supplemented or otherwise modified from time to time.

“IRA” means that certain Investor Rights Agreement, dated as of July 27, 2009, by and among the Company and the Warrantholders.

“Minimum Amount” means, at any time, 5% of the total Company Shares then outstanding.

“Park Avenue Holders” means (a) each of the persons who executes the IRA as “Warrantholders”; and (b) any other person (i) who is a transferee, directly or indirectly, of shares registrable pursuant to the IRA from a Warrantholder and (ii) who shall have become a party to the IRA in accordance with its terms.

“Person” means an individual, corporation, partnership, trust, limited liability company, branch of any legal entity, unincorporated organization, joint stock company, joint venture, association, other entity or Governmental Entity.

“Permitted Transferee” means any Affiliate of the Investor to whom rights and obligations are transferred under this Agreement.

“Piggyback Registration” shall have the meaning specified in Section 3(a).

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented, and including all material incorporated by reference in such prospectus or prospectuses.

“Purchase Price” shall have the meaning specified in the Investment Agreement.

“Registrable Securities” means, at any time, (a) Company Shares issued to the Investor pursuant to the terms of the Investment Agreement or acquired and held by the Investor whether or not from the Company; and (b) any Company Shares or any other security issued by the Company after the date hereof in respect of the Company Shares referenced in (a) by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, until, in respect of any Company Shares, the earliest to occur of the date on which (i) the resale of such Company Shares has been registered pursuant to the Securities Act and such Company Shares have been disposed of in accordance with the Registration Statement relating to such resale; (ii) such Company Shares are sold to the Company; and (iii) the entire amount of the Registrable Securities held by the Investor may be sold in a single sale pursuant to Rule 144 of the Securities Act.

“Registration” shall have the meaning specified in Section 2(a).

“Registration Expenses” shall have the meaning specified in Section 7(a).

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement whether or not pursuant to a request of the Investor, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

“S-3 Shelf Registration Statement” means a Registration Statement (including any amendment or supplement thereto) on Form S-3 for the continuous sale or resale of securities including Registrable Securities.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933 and the rules promulgated by the SEC thereunder.

“Suspension Period” shall have the meaning specified in Section 4.

“Termination Date” means the first date on which there are no Registrable Securities.  For the avoidance of doubt, this Agreement shall not terminate upon the termination of the Investment Agreement.

“underwritten offering” means a registered offering in which securities of the Company are sold to one or more underwriters on a firm commitment basis for offering to the public.

1.2           Interpretation.  When a reference is made in this Agreement to an article, section, exhibit or schedule, such reference shall be to an article or section of, or an exhibit or schedule to, this Agreement unless otherwise indicated.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  Unless the context otherwise requires, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine genders of such term.  Any agreement, instrument or statute defined or referred to herein or any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified, supplemented or replaced, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor agreements, instruments or statutes.  Any agreement or instrument referred to herein shall include reference to all exhibits, schedules and other documents or agreements attached thereto or incorporated therein.

SECTION 2

REGISTRATION

(a)           Right to Request Registration.  Subject to the provisions of this Agreement, at any time until the Termination Date, the Investor may request that the Company register (a “Registration”) for public resale by the Investor all or any portion of the Registrable Securities held by the Investor; provided, however, that immediately upon execution of this Agreement, the Investor shall be deemed to have requested that the Company register all of the Company Shares issued to the Investor pursuant to the terms of the Investment Agreement on an S-3 Shelf Registration Statement (the “Initial Registration Request”).  Upon such request, and subject to Sections 4 and 6, the Company shall use reasonable best efforts (i) to, at any time when the Company is eligible to use Form S-3, file an S-3 Shelf Registration Statement (or any amendment or supplement thereto) covering the number of Registrable Securities specified in such request under the Securities Act for public resale in accordance with the method of disposition specified in such request within 15 Business Days after the date of the Investor’s written request therefor; (ii) if the Company is not eligible to file an S-3 Shelf Registration Statement, to file a Registration Statement (other than an S-3 Shelf Registration Statement) registering for resale such number of Registrable Securities as requested to be so registered pursuant to this Section within 20 Business Days after the date of the Investor’s request therefor; and (iii) to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter.  If permitted under the Securities Act, such Registration Statement shall be one that is automatically effective upon filing.  Notwithstanding anything contained herein to the contrary, the Company shall not be obligated to (i) effect a Registration pursuant to this Section 2(a) within 120 days after the effective date of a previous Registration; (ii) to effect a Registration pursuant to this Section 2(a) unless the request is for a number of Registrable Securities with a market value that is equal to at least $100,000 as of the date of such request; or (iii) to effect more than five Registrations pursuant to this Section 2(a).

(b)           Underwritten Offerings.  At the request of the Investor, any sale of Registrable Securities, whether pursuant to a Registration or an existing S-3 Shelf Registration Statement, shall be an underwritten offering; provided, however, that (based on the then-current outstanding Company Shares) the number of Registrable Securities included in such offering would be at least equal to the Minimum Amount; and provided further, that the Company shall not be required to provide for or cooperate with a sale of Registrable Securities, whether pursuant to a Registration or an existing S-3 Shelf Registration Statement, pursuant to an underwritten offering as requested by the Investor, on more than two occasions in any 12-month period unless consented to by the Company.

(c)           Selection of Underwriters.  If any of the Registrable Securities are to be sold in an underwritten offering initiated by the Investor, the Investor shall select the managing underwriter or underwriters to lead the offering, subject to the reasonable consent of the Company.

(d)           Priority.  The Company may include Company Shares other than Registrable Securities in a Registration for any accounts (including for the account of the Company) on the terms provided in this Agreement.  For any underwritten offering, the Company may include Company Shares other than Registrable Securities for any accounts (including for the account of the Company), but only with the consent of the managing underwriters of such offering.  If the managing underwriters of the requested offering advise the Company and the Investor that in their opinion the number of Company Shares proposed to be included in the offering exceeds the number of Company Shares that can be sold in such underwritten offering without having the effect of materially delaying or jeopardizing the success of the offering (including the price per share of Company Shares proposed to be sold in such offering) (an “Adverse Effect”), the Company shall include in such offering (i) first, the number of Registrable Securities that the Investor proposes to sell; (ii) second, the number of Company Shares proposed to be included therein by any Park Avenue Holder thereof, pro rata among such Park Avenue Holders on the basis of the number of Company Shares owned by each such Park Avenue Holder; and (iii) third, the number of Company Shares proposed to be included therein by any other Persons (including Company Shares to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine.  If the number of Company Shares that the managing underwriters determine can be sold in such underwritten offering without having an Adverse Effect is less than the number of Company Shares proposed to be registered pursuant to clause (i) above by the Investor, the full amount of Company Shares to be sold shall be allocated to the Investor.

(e)           Right to Effect Sales.  The Investor shall be entitled, at any time and from time to time when an S-3 Shelf Registration Statement is effective and until the Termination Date, to offer and sell such Registrable Securities as are then registered pursuant to such Registration Statement, but only upon not less than 10 Business Days’ prior written notice to the Company (if such sale is to be underwritten) or such other period as may be reasonably necessary for the Company to comply with the covenants contained in Section 6(a), in each case to the extent relevant to such offering.  The Investor shall give the Company prompt written notice of the consummation of each such sale (whether or not underwritten).

(f)           Effective Period of Registration Statements.

(i)           The Company shall use reasonable best efforts to keep the Registration Statement effective for a period of 366 days, in the case of an S-3 Shelf Registration Statement, or 180 days in the case of any other Registration Statement or, if shorter in each case, until the first to occur of (x) the date on which all Registrable Securities covered by such Registration Statement shall have been sold by the Investor; and (y) the Termination Date, provided that such period in (x) shall be extended by the number of days in any Suspension Period commenced pursuant to Section 4 during such period (as it may be so extended) and by the number of days in any period commenced during such period (as it may be so extended).

(g)           Liquidated Damages.  Subject to the terms and conditions of this Agreement (including Sections 4 and 6 hereof), if the Company does not (i) file an S-3 Shelf Registration Statement (or such other Registration Statement as may be appropriate in the circumstances) as and when required under this Agreement with respect to any Registrable Securities, other than as a result of the SEC being unable to accept such filings (a “Filing Default”); or (ii) cause (A) such S-3 Shelf Registration Statement (or such other Registration Statement) to be declared effective by the SEC; and (B) such Registrable Securities to be approved for listing on NASDAQ within 10 Business Days of the Investor request (an “Effectiveness Default”), then the Company shall pay the Investor (or, if applicable, the relevant Permitted Transferee(s)) cash in an amount equal to 1% of the value of such Registrable Securities held by the Investor (or, if applicable, the relevant Permitted Transferee(s)) at the close of business on the second Business Day following such Filing Default or Effectiveness Default.  Following effectiveness of the Registration Statement and listing of the Registrable Securities on NASDAQ, subject to the terms and conditions of this Agreement (including Sections 4 and 6 hereof), if at any time the Registration Statement ceases to be effective and available for resale of the Registrable Securities covered by such Registration Statement (an “Availability Default”), the Company shall pay the Investor (or such Permitted Transferee(s)) cash in an amount equal to 1% of the value of the Registrable Securities subject to such Registration Statement (or, if applicable, the relevant Permitted Transferees) for each month that such Availability Default continues (pro rated for any partial month).  Payment of liquidated damages resulting from an Availability Default shall be made on the first day of each month or such earlier date as such Availability Default shall have been cured.  Any amount due but not paid by the Company pursuant to this subsection shall bear interest at a daily compounded rate equal to 12% per annum or the highest rate permitted by applicable law, whichever is lower, from and including the due date therefor through but excluding the date of payment.  Liquidated damages payable hereunder shall be paid by wire transfer of immediately available funds to an account designated in writing by the Investor to the Company.

(h)           Investment Agreement Restrictions.  Nothing in this Agreement shall affect the provisions of the Investment Agreement related to Company Shares, which shall apply independently hereof in accordance with the terms thereof.

SECTION 3

PIGGYBACK REGISTRATIONS

(a)           Right to Piggyback.  Whenever prior to the Termination Date the Company proposes to register any Company Shares under the Securities Act (other than on a registration statement on Form S-8 or S-4), whether for its own account or for the account of one or more holders of Company Shares (other than the Investor), and the form of registration statement to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give written notice to the Investor of its intention to effect such a registration and, subject to Sections 3(b) and 3(c), shall include in such registration statement and in any offering of Company Shares to be made pursuant to that registration statement all Registrable Securities with respect to which the Company has received a written request for inclusion therein from the Investor within five Business Days after the Investor’s receipt of the Company’s notice or, in the case of a primary offering, such shorter time as is reasonably specified by the Company in light of the circumstances (provided that only Registrable Securities of the same class or classes as Company Shares being registered may be requested to be included).  The Company shall have no obligation to proceed with any Piggyback Registration and may abandon, terminate and/or withdraw such registration for any reason at any time.  If the Company or any other Person other than the Investor proposes to sell Company Shares in an underwritten offering pursuant to a registration statement on Form S-3 under the Securities Act, such offering shall be treated as a primary or secondary underwritten offering pursuant to a Piggyback Registration.

(b)           Priority on Primary Piggyback Registrations.  If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters advise the Company and the Investor (if the Investor has elected to include Registrable Securities in such Piggyback Registration) that in their opinion the number of Company Shares proposed to be included in such offering exceeds the number of Company Shares (of any class) which can be sold in such offering without having an Adverse Effect, the Company shall include in such registration and offering (i) first, the number of Company Shares that the Company proposes to sell; and (ii) second, the number of Company Shares proposed to be included therein by any Park Avenue Holder thereof, pro rata among such Park Avenue Holders on the basis of the number of Company Shares owned by each such Park Avenue Holder; and (iii) third, the number of Company Shares requested to be included therein by other holders of Company Shares, including the Investor (if the Investor has elected to include Registrable Securities in such Piggyback Registration), pro rata among all such other holders on the basis of the number of Company Shares requested to be included therein by all such other holders or as such other holders and the Company may otherwise agree (with allocations among different classes of Company Shares, if more than one are involved, to be determined by the Company).  If the number of Company Shares that may be sold is less than the number of Company Shares proposed to be registered pursuant to clause (i) above by the Company, the full amount of Company Shares to be sold shall be allocated to the Company.

(c)           Priority on Secondary Piggyback Registrations.  If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of Company Shares other than the Investor (and the Investor has elected to include Registrable Securities in such Piggyback Registration), and the managing underwriters advise the Company that in their opinion the number of Company Shares proposed to be included in such registration exceeds the number of Company Shares (of any class) which can be sold in such offering without having an Adverse Effect, then the Company shall include in such registration (i) first, the number of Company Shares requested to be included therein by the holder(s) initially requesting such registration; (ii) second, the number of Company Shares requested to be included therein by other holders of Company Shares, including the Investor (if the Investor has elected to include Registrable Securities in such Piggyback Registration), pro rata among such holders on the basis of the number of Company Shares requested to be included therein by such holders or as such holders and the Company may otherwise agree (with allocations among different classes of Company Shares, if more than one are involved, to be determined by the Company); and (iii) third, the number of Company Shares that the Company proposes to sell.

(d)           Selection of Underwriters.  If any Piggyback Registration is a primary or secondary underwritten offering, the Company, subject to the rights of the Park Avenue Holders pursuant to the IRA, shall have the right to select the managing underwriter or underwriters to administer any such offering.

(e)           Basis of Participation.  The Investor may not sell Registrable Securities in any offering pursuant to a Piggyback Registration unless it (i) agrees to sell such Company Shares on the same basis provided in the underwriting or other distribution arrangements approved by the Company and that apply to the Company and/or any other holders involved in such Piggyback Registration; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.

SECTION 4

SUSPENSION PERIODS

The Company may (i) delay the filing or effectiveness of a Registration Statement in conjunction with a Registration or (ii) prior to the pricing of any underwritten offering or other offering of Registrable Securities pursuant to a Registration, delay such underwritten or other offering (and, if it so chooses, withdraw any Registration Statement that has been filed), but in each case described in clauses (i) and (ii) only if the Company determines in its reasonable judgment (A) that proceeding with such an offering would require the Company to disclose material information that would not otherwise be required to be disclosed at that time and that the disclosure of such information at that time would not be in the Company’s best interest; or (B) that the registration or offering to be delayed would, if not delayed, materially adversely affect the Company and its subsidiaries taken as a whole or materially interfere with, or jeopardize the success of, any pending or proposed material transaction, including any debt or equity financing, any acquisition or disposition, any recapitalization or reorganization or any other material transaction, whether due to commercial reasons, a desire to avoid premature disclosure of information or any other reason.  Any period during which the Company has delayed a filing, effectiveness or an offering pursuant to this Section is herein called a “Suspension Period.”  The Company shall provide prompt written notice to the Investor of the commencement and termination of any Suspension Period (and any withdrawal of a Registration Statement pursuant to this Section) but shall not be obligated under this Agreement to disclose the reasons therefor.  The Investor shall keep the existence of any Suspension Period confidential and refrain from making offers and sales of Registrable Securities (and direct any other Affiliates making such offers and sales to refrain from doing so) during each Suspension Period.  In no event (x) may the Company deliver notice of a Suspension Period to the Investor more than two times in any calendar year; (y) shall a Suspension Period or Suspension Periods be in effect for an aggregate of 60 days or more in any calendar year and (z) may the Company deliver notice of a Suspension Period to the Investor or otherwise attempt to exercise its rights pursuant to clauses (i) and (ii) of this Section 4 in connection with the Initial Registration Request.

SECTION 5

HOLDBACK AGREEMENTS

The restrictions in this Section shall apply for as long as the Investor is the beneficial owner of any Registrable Securities.  If the Company sells Company Shares or other securities convertible into or exchangeable for (or otherwise representing a right to acquire) Company Shares in a primary underwritten offering pursuant to any registration statement under the Securities Act (but only if the Investor is provided its piggyback rights, if any, in accordance with Sections 3(a) and 3(b)), or if any other Person sells Company Shares in a secondary underwritten offering pursuant to a Piggyback Registration in accordance with Sections 3(a) and 3(c), and if the managing underwriters for such offering advise the Company (in which case the Company promptly shall notify the Investor) that a public sale or distribution of Company Shares outside such offering would materially adversely affect such offering, then, if requested by the Company, the Investor shall agree, as contemplated in this Section, not to sell, or request the registration of, any Registrable Securities (or any securities of any Person that are convertible into or exchangeable for, or otherwise represent a right to acquire, any Registrable Securities) for a period (each such period, a “Holdback Period”) beginning on the 15th day before the pricing date for the underwritten offering and extending through the earlier of (a) the 90th day after such pricing date (subject to customary extensions); and (b) such earlier day (if any) as may be designated for this purpose by the managing underwriters for such offering (each such agreement of the Investor, a “Holdback Agreement”).  Each Holdback Agreement shall be in writing in form and substance satisfactory to the Company and the managing underwriters.  Notwithstanding the foregoing, the Investor shall not be obligated to make a Holdback Agreement unless the Company and each selling shareholder in such offering also execute agreements substantially similar to such Holdback Agreement relating to public sales or distributions of Company Shares outside the applicable offering.

SECTION 6

REGISTRATION PROCEDURES

(a)           Whenever the Investor requests that any Registrable Securities be registered pursuant to this Agreement, the Company shall use reasonable best efforts to effect, as soon as practicable and otherwise as and when provided herein, the registration and (if applicable) the sale of such Registrable Securities in accordance with the intended methods of disposition thereof, and, pursuant thereto, the Company shall, as soon as practicable as provided herein:

(i)           subject to the other provisions of this Agreement, use reasonable best efforts to prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and cause such Registration Statement to become effective (unless it is automatically effective upon filing);

(ii)           use reasonable best efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the applicable requirements of the Securities Act and to keep such Registration Statement effective for the relevant period required hereunder, but no longer than is necessary to complete the distribution of Company Shares covered by such Registration Statement, and to comply with the applicable requirements of the Securities Act with respect to the disposition of all Company Shares covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;

(iii)           use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction in the United States;

(iv)           deliver, without charge, such number of copies of the preliminary and final Prospectus and any supplement thereto as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities of the Investor covered by such Registration Statement in conformity with the requirements of the Securities Act;

(v)           use reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such U.S. jurisdictions as the Investor reasonably requests and continue such registration or qualification in effect in such jurisdictions for as long as the applicable Registration Statement may be required to be kept effective under this Agreement; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it or any of its subsidiaries would not otherwise be required to qualify but for this subparagraph (v); (B) subject itself or any of its subsidiaries to taxation in any such jurisdiction; or (C) consent to general service of process for itself or any of its subsidiaries in any such jurisdiction;

(vi)           notify the Investor and each distributor of such Registrable Securities identified by the Investor, at any time when a Prospectus relating thereto would be required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of the Investor, the Company shall use reasonable best efforts to prepare, as soon as practical, a supplement or amendment to such Prospectus so that, as thereafter delivered to any prospective purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii)           on the effective date of any Registration Statement filed pursuant to Section 2(a), the Company shall cause to be delivered to the Investor (i) an opinion of Olshan Grundman Frome Rosenzweig & Wolosky LLP, counsel for the Company (or such other counsel reasonably acceptable to the Investor), dated the effective date and addressed to the Investor, substantially to the effect set forth in Annex A hereto and otherwise in form and substance reasonably satisfactory to the Investor; and (ii) to the extent allowed pursuant to professional standards, a customary comfort letter of Friedman LLP, independent accountants to the Company, dated the effective date and addressed to the Investor, confirming that they are independent accountants within the meaning of the Securities Act and the Exchange Act and the respective applicable rules and regulations adopted by the SEC thereunder and otherwise in form and substance reasonably satisfactory to the Investor;

(viii)                      in the case of any block trade (whether on a principal or agency basis) involving Registrable Securities, whether pursuant to a Registration Statement or otherwise, take all such other customary and reasonable actions as the Investor or the relevant dealer may request in order to facilitate the disposition of such Registrable Securities pursuant to such block trade, including the entry into any agreement for the indemnification of such dealer and the provision of opinions of counsel and comfort letters that are consistent with customary and reasonable practices for such transactions;

(ix)           in the case of an underwritten offering in which the Investor participates pursuant to a Registration or a Piggyback Registration, enter into an underwriting agreement in substantially the form used by the Company at that time for underwritten offerings of that kind, with appropriate modification, containing such provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Securities (including, making members of senior management of the Company available at reasonable times and places to participate in  “road-shows” that the managing underwriter determines are necessary to effect the offering);

(x)           to the extent not prohibited by applicable law, (A) make reasonably available, for inspection by the Investor, a prospective purchaser in case of a block trade, or the managing underwriters in case of an underwritten offering and any attorneys and accountants acting for the Investor, such prospective purchaser or such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries; (B) cause the Company’s officers and employees to supply information reasonably requested by the Investor, such prospective purchaser or such managing underwriters or attorneys in connection with such offering; (C) make the Company’s independent accountants available for the Investor’s, such prospective purchaser’s or such managing underwriter’s due diligence and have them provide customary comfort letters to the Investor  or such managing underwriters in connection therewith; and (D) cause the Company’s counsel to furnish customary legal opinions to the Investor or such  managing underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for  due diligence reviews;

(xi)           use reasonable best efforts to cause all such Registrable Securities to be listed on NASDAQ or any successor primary securities exchange (if any) on which Company Shares are then listed;

(xii)           provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement and, a reasonable time before any proposed sale of Registrable Securities pursuant to a Registration Statement, provide the transfer agent with printed certificates for the Registrable Securities to be sold or such other applicable evidence of such Registrable Securities, subject to the provisions of Section 10;

(xiii)                      make generally available to its shareholders a consolidated earnings statement (which need not be audited unless required by law, including the Securities Act) for a period of 12 months beginning after the effective date of the Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act and Rule 158 thereunder; and

(xiv)                      promptly notify the Investor and the managing underwriters of any underwritten offering, if any:

(A)           when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(B)           of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding the Investor;

(C)           of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(D)           of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

For the avoidance of doubt, the provisions of clauses (ix), (xiii) and (xiv) of this Section shall apply only in respect of an underwritten offering and only if the number of Registrable Securities to be sold in the offering would (based on the then-current outstanding Company Shares) be at least equal to the Minimum Amount.

(b)           No Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of the Investor or any underwriter or other distributor specifically for use therein.

(c)           At all times after the Company has filed a Registration Statement with the SEC pursuant to the requirements of the Securities Act and until the Termination Date, the Company shall use reasonable best efforts to continuously maintain in effect the registration of Company Shares under Section 12 of the Exchange Act and to use reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act.

(d)           The Company may require the Investor and each distributor of Registrable Securities as to which any Registration is being effected to furnish to the Company documentation and information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request in connection with such Registration.

(e)           The Investor agrees by having Company Shares treated as Registrable Securities hereunder that, upon being advised in writing by the Company of the occurrence of an event pursuant to Section 6(a)(vi), the Investor will immediately discontinue (and direct any other Affiliates making offers and sales of Registrable Securities to immediately discontinue) offers and sales of Registrable Securities pursuant to any Registration Statement (other than those pursuant to a plan that is in effect prior to such time and that complies with Rule 10b5-1 of the Exchange Act) until it is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 6(a)(vi), and, if so directed by the Company, the Investor will deliver to the Company all copies, other than permanent file copies then in the Investor’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

(f)           The Company may prepare and deliver an issuer free writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a Prospectus, and references herein to any “supplement” to a Prospectus shall include any such issuer free-writing prospectus.  Neither the Investor nor any other seller of Registrable Securities may use a free writing prospectus to offer or sell any such shares without the Company’s prior written consent.

(g)           It is understood and agreed that any failure of the Company to file a registration statement or any amendment or supplement thereto or to cause any such document to become or remain effective or usable within or for any particular period of time as provided in Section 2, 3, or 6 or otherwise in this Agreement, due to reasons that are not reasonably within its control, or due to any refusal of the SEC to permit a registration statement or prospectus to become or remain effective or to be used because of unresolved SEC comments thereon (or on any documents incorporated therein by reference) despite the Company’s good faith and reasonable best efforts to resolve those comments, shall not be a breach of this Agreement (and will not trigger any liquidated damages under Section 2(g)).

(h)           It is further understood and agreed that the Company shall not have any obligations under this Section at any time on or after the Termination Date, unless an underwritten offering in which the Investor participates has been priced but not completed prior to the Termination Date, in which event the Company’s obligations under this Section shall continue with respect to such offering until it is so completed (but not more than 90 days after the commencement of the offering).

(i)           Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to file a Registration Statement or include Registrable Securities in a Registration Statement unless it has received from the Investor, at least five Business Days prior to the anticipated filing date of the Registration Statement, information and documents reasonably required by the Company to be provided by the Investor.

SECTION 7

REGISTRATION EXPENSES

(a)           All reasonable expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, FINRA filing fees, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities or fees and expenses of counsel and any other advisors representing any underwriters or other distributors), shall be borne by the Company (such expenses being herein called “Registration Expenses”).  The Investor shall bear the cost of all underwriting discounts and commissions associated with any sale of Registrable Securities and shall pay all of its own costs and expenses of any sale under this Agreement, including all fees and expenses of any counsel (and any other advisers) representing the Investor and any stock transfer taxes.

(b)           The obligation of the Company to bear the expenses described in Section 7(a) shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is withdrawn or suspended; provided, however, that Registration Expenses for any Registration Statement withdrawn solely at the request of the Investor (unless withdrawn following commencement of a Suspension Period pursuant to Section 4) shall be borne by the Investor.

SECTION 8

INDEMNIFICATION

(a)           The Company shall indemnify, to the fullest extent permitted by law, the Investor and each Person who controls the Investor (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment thereof or supplement thereto (including any “free writing prospectus” filed by the Company (as defined in Rule 433 under the Securities Act)) or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance and in conformity with information furnished in writing to the Company by the Investor expressly for use therein.  In connection with an underwritten offering in which the Investor participates conducted pursuant to a registration effected hereunder, the Company shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Investor.

(b)           In connection with any Registration Statement in which the Investor is participating, the Investor shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus, or amendment or supplement thereto, and shall indemnify, to the fullest extent permitted by law, the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto (including any “free writing prospectus” (as defined in Rule 405 of the Securities Act and required to be filed by the Company with the SEC or retained by the Company under Rule 433 of the Securities Act), or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information furnished in writing to the Company by or on behalf of the Investor expressly for use therein.  The Investor agrees that, unless it has or shall have obtained the prior written consent of the Company, it has not made and will not make any offer relating to the Registrable Securities that would constitute a “free writing prospectus”  (as defined in Rule 405 of the Securities Act).

(c)           Any Person entitled to indemnification hereunder (an “Indemnified Party”) shall give written notice to the party indemnifying it (the “Indemnifying Party”) of any claim with respect to which it seeks indemnification promptly after discovery by such Indemnified Party of any matters giving rise to a claim for indemnification.  Such notice shall describe such claim in reasonable detail.  Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to an Indemnified Party except to the extent that the Indemnifying Party is actually prejudiced thereby.  The Indemnified Party shall permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party.  An Indemnifying Party who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local counsel) for Persons indemnified (hereunder or otherwise) by such Indemnifying Party with respect to such claim (and all other claims arising out of the same circumstances), unless in the reasonable judgment of any Indemnified Party there may be one or more legal or equitable defenses available to such Indemnified Party which are in addition to or may conflict with those available to another Indemnified Party with respect to such claim, in which case such maximum number of counsel for all Indemnified Parties shall be two rather than one.  If any Indemnifying Party is entitled to, and elects to, assume the defense of a claim, the Indemnified Party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the Indemnifying Party shall not be obligated to reimburse the Indemnified Party for the costs thereof.  If the Indemnifying Party assumes the defense of any claim, all Indemnified Parties shall deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party related to the claim, and each Indemnified Party shall cooperate in the defense or prosecution of such claim.  Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  The Indemnifying Party shall not be subject to any liability for any settlement made by the Indemnified Party without the Indemnifying Party's written consent (but such consent will not be unreasonably withheld or delayed).  The Indemnifying Party shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any Indemnified Party would be entitled to indemnification by any Indemnifying Party hereunder unless such judgment or settlement imposes no ongoing obligations on any such Indemnified Party and includes as an unconditional term the giving, by all relevant claimants and plaintiffs to such Indemnified Party, of a release, reasonably satisfactory in form and substance to such Indemnified Party, from all liabilities in respect of such claim or action for which such Indemnified Party would be entitled to such indemnification.  The Indemnifying Party shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an Indemnified Party unless the Indemnifying Party has also consented to such judgment or settlement.

(d)           The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and shall survive the transfer of securities and the Termination Date but only with respect to offers and sales of Registrable Securities made before the Termination Date or during the period following the Termination Date referred to in Section 6(h).

(e)           If the indemnification provided for in or pursuant to this Section is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and by such Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  In no event shall the liability of the Indemnifying Party be greater in amount than the amount for which such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 8(a) or 8(b) hereof had been available under the circumstances.

SECTION 9

SECURITIES ACT RESTRICTIONS

The Registrable Securities are restricted securities under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or an available exemption from registration under the Securities Act.  Accordingly, the Investor shall not, directly or through others, offer or sell any Registrable Securities except pursuant to a Registration Statement or pursuant to an exemption from, or a transaction not subject to, registration under the Securities Act.

SECTION 10

TRANSFERS OF RIGHTS

If the Investor transfers any Registrable Securities to an Affiliate, such Affiliate shall be a Permitted Transferee and such Permitted Transferee shall, together with all other such Permitted Transferees and the Investor, also have the rights of the Investor under this Agreement with respect to such Registrable Securities (including all of the Investor’s rights in Section 8), but only if the Permitted Transferee signs and delivers to the Company a written acknowledgment that it has joined with the Investor and the other Permitted Transferees as a party to this Agreement and has assumed, severally but not jointly, the rights and obligations of the Investor hereunder with respect to the Registrable Securities transferred to it by the Investor.  Each such transfer shall be effective when (but only when) the Permitted Transferee has signed and delivered the written acknowledgment to the Company's reasonable satisfaction.  Upon any such effective transfer, the Permitted Transferee shall automatically have the rights so transferred, and the Investor’s obligations under this Agreement, and the rights with respect to the Registrable Securities not so transferred, shall continue.  Notwithstanding any other provision of this Agreement, no Person who acquires securities transferred in violation of this Agreement or the Investment Agreement, or who acquires securities that are not or upon acquisition cease to be Registrable Securities, shall have any rights under this Agreement with respect to such securities, and such securities shall not have the benefits afforded hereunder to Registrable Securities.

SECTION 11

MISCELLANEOUS

(a)           Notices.  All notices, requests, demands, consents and other communications given or required to be given under this Agreement and under the related documents shall be in writing and delivered to the applicable party at the address indicated below:

(i)           If to the Investor:

Kien Huat Realty III Limited
c/o Kien Huat Realty Sdn Bhd.
22nd Floor Wisma Genting
Jalan Sultan Ismail
50250 Kuala Lumpur
Malaysia
Attention:  Gerard Lim
Fax:  +603 2162 4951

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
Attention:  Steven L. Wilner
Fax:  (212) 225-3999

(ii)           If to the Company:

Empire Reports, Inc.
Monticello Casino and Raceway
Route 17B, P.O. Box 5013
Monticello, NY  12701
Attention:  Joseph Bernstein
Fax:  (845) 807-0000

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, NY 10022
Attention:  Robert H. Friedman
Fax:  (212) 451-2222

or, as to each party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this subsection.  All notices may be sent by facsimile, or registered or certified mail, return receipt requested, postage prepaid.  Notice shall be effective upon actual receipt thereof at designated address.

(b)           No Waivers.  Any term, condition or provision of this Agreement may be waived to the extent permitted by law in writing at any time by the party that is entitled to the benefits thereof.  The waiver of any breach of any provision under this Agreement by any party shall not be deemed to be a waiver of any preceding or subsequent breach under this Agreement.  No such waiver shall be effective unless in writing.

(c)           Assignment.  Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other party, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except an assignment, in the case of a merger or consolidation where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such merger or consolidation or the purchaser in such sale; provided, however, that the Investor shall have the right to assign its rights and obligations hereunder to one or more of its Affiliates in connection with a transfer to such Affiliate(s) of Registrable Securities.

(d)           No Third-Party Beneficiaries.  Except as provided in Section 8, nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor (and any Permitted Transferee to which an assignment is made in accordance with this Agreement), any benefits, rights, or remedies.

(e)           Governing Law; Submission to Jurisdiction; Waiver of Jury Trial, Etc.  This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  The parties hereto agree that any suit, action or proceeding brought by either party seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in New York County, New York.  Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding.  Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(f)           Counterparts; Effectiveness.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

(g)           Entire Agreement.  This Agreement contains the entire understanding of and all agreements between the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous agreements or understandings, oral or written, pertaining to any such matters which agreements or understandings shall be of no force or effect for any purpose.

(h)           Severability.  If any provision of this Agreement, as applied to any part or circumstance, shall be adjudged by a court of competent jurisdiction to be void, invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of any such provision and any other circumstances or the validity or enforceability of the other provisions of this Agreement.

(i)           Amendments.  The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, only with the prior written consent of the Company and the Investor.

[Execution Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the parties hereto as of the date first written above.

Empire Reports, Inc.

By:	/s/ Joseph E. Bernstein
	Name:	Joseph E. Bernstein
	Title:	Chief Executive Officer

Kien Huat Realty III Limited

By:	/s/ Gerard Lim
	Name:	Gerard Lim
	Title:	Authorized Signatory

Annex A
Form of Opinions of Counsel

(i)                      The Company is validly existing as a corporation under the laws of its jurisdiction of organization, with corporate power to own its properties and conduct its business as described in the Registration Statement and the prospectus included therein, as amended or supplemented to the effective date of the Registration Statement (the “Final Prospectus”) and to perform its obligations under the Investment Agreement and the Registration Rights Agreement;

(ii)                      The execution and delivery of the Investment Agreement and the Registration Rights Agreement (the “Transaction Documents”) have been duly authorized by the Company, and the Transaction Documents are the valid and binding agreements of the Company, enforceable against the Company in accordance with their operative terms;

(iii)                      The Registration Statement has become effective under the Securities Act; any required filing of the Final Prospectus and any amendments or supplements thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued by the SEC, no proceedings for that purpose have been instituted or threatened by the SEC, and the Registration Statement and the Final Prospectus (other than the financial statements and related notes, financial statement schedules and other financial, accounting and statistical information contained therein or omitted thereunder, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the rules thereunder; and although counsel is not passing upon and does not assume responsibility for the independent review or verification or accuracy, completeness or fairness of the statements contained in the Registration Statement and Final Prospectus, such counsel has no reason to believe that on the effective date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion);

(iv)                      The Company’s authorized equity capitalization as of                , 20   is as set forth in the Registration Statement and the Final Prospectus; the statement under the caption “Description of Capital Stock” in the Registration Statement, to the extent they constitute matters of law or legal conclusions, constitute an accurate summary in all material respects of such matters and conclusions; the shares of the Company common stock to be sold pursuant to the Transaction Documents have been duly and validly authorized and, when issued and delivered in accordance with the Transaction Documents, will be validly issued, fully paid and nonassessable; the certificate for the Company’s common stock complies in all material respects with the applicable statutory requirements; and, to the knowledge of such counsel, the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Registrable Securities;

A-1

(v)                      None of the issue of such Registrable Securities, the consummation of any other of the transactions contemplated by the Investment Agreement and the Registration Rights Agreement, or the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or its subsidiaries is a party or bound or to which its or their property is subject, which documentation is filed or incorporated by reference as an exhibit to the Registration Statement, or (iii) any federal or New York statute, law, rule or regulation, or any judgment, order or decree known to us to be applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties, except in the case of clauses (ii) and (iii) for any conflicts, breaches, violations or impositions which individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and

(vi)                      No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency under any applicable law, is required in connection with the Company’s execution and performance of its obligations under the Investment Agreement and the Registration Rights Agreement, except such as have been obtained and such as may be required under the Securities Act, the Exchange Act, applicable rules under the Securities Act and the Exchange Act and applicable Nasdaq listing standards (provided that counsel provides no opinion as to any necessary qualification under state securities or blue sky laws of the various jurisdictions in which the Registrable Securities are being offered and no opinion with respect to FINRA rules and regulations).

A-2